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                                                                  Exhibit 10.142

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is made as of January 25, 2000, by and between RAMSAY YOUTH SERVICES, INC., a Delaware corporation (the "COMPANY"), and SUNTRUST BANKS, INC., a Georgia corporation (the "PURCHASER").

                                    RECITALS

         WHEREAS, the Company and the Purchaser are parties to that certain Subordinated Note and Warrant Purchase Agreement dated as of January 25, 2000 (as amended, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT") providing for, among other things, the purchase by the Purchaser of Warrants which, in accordance with the terms of the Purchase Agreement, will be exercisable for shares of Common Stock of the Company; and

         WHEREAS, in connection with the purchase by the Purchaser of the Warrants, the Company and the Purchaser have entered into that certain Warrant Agreement dated as of January 25, 2000 (as amended, supplemented or otherwise modified from time to time, the "WARRANT AGREEMENT") providing for, among other things, additional terms and conditions regarding the Warrants.

         NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

         "ACCEPTANCE NOTICE" shall have the meaning set forth in SECTION
2(b)(ii).

         "AFFILIATE" shall mean, with respect to any Person (the "SPECIFIED PERSON"), any other Person other than the Specified Person directly or indirectly controlling, controlled by or under direct or indirect common control with, the Specified Person. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any Person, whether through the ownership of voting securities, partnership interests, any contract or otherwise; PROVIDED, HOWEVER, that the holding by Purchaser of the Warrant Securities shall not be deemed to constitute Purchaser as an Affiliate of the Company hereunder.

         "COMMISSION" shall mean the Securities and Exchange Commission of the United States or any other United States federal agency at the time administering the Securities Act.

         "HOLDER" shall mean the Purchaser and its transferees as permitted by
SECTION 10 holding Registrable Securities or securities convertible into or exercisable for Registrable Securities.



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         "INDEMNIFIED PARTY" shall have the meaning set forth in SECTION 7(c).

         "INDEMNIFYING PARTY" shall have the meaning set forth in SECTION 7(c).

         "INITIATING HOLDER" shall mean the Holder who initiates a request for registration pursuant to SECTION 2(a).

         "OFFER" shall have the meaning set forth in SECTION 2(b)(ii).

         "OTHER HOLDERS" shall mean holders of Company securities, other than Holders, proposing to distribute their securities pursuant to a registration under the Securities Act.

         "QUOTED PRICE" of Common Stock on any day is the last reported sales price of the Common Stock on such day as reported by Nasdaq or, if the Common Stock is listed on a national securities exchange, the last reported sales price of the Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange) on such day or, if the Common Stock is neither reported nor listed, the average of the last reported bid and asked prices of the Common Stock on such day.

         The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRABLE SECURITIES" shall mean the Warrant Shares. Shares of Common Stock or other securities shall cease to be Registrable Securities if (A) they have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) they have become eligible for sale pursuant to Rule 144 (or any similar provision then in force under the Securities Act), (C) this Agreement is terminated with respect to the holder of such securities or (D) they are acquired by the Company or any of its Subsidiaries. The Company shall be required to register only Common Stock pursuant to this Agreement and, consistent therewith, any Holder shall exercise or convert, as a condition to participation in any registration under this Agreement, its Warrant in conjunction with the inclusion of such Warrant Shares in any registration by the Company contemplated by this Agreement.



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         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with SECTIONS 2 AND 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, fees and expenses of one counsel for all Holders, blue sky fees and expenses, fees and expenses of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and, in connection with any underwritten offering, "cold comfort" letters), fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded, and fees and expenses associated with any NASD filing required to be made in connection with such registration, but excluding any and all underwriting discounts and commissions.

         "REGISTRATION NOTICE" shall have the meaning set forth in SECTION 2(A).

         "RULE 145 TRANSACTION" shall mean a transaction described in clause (a) of Rule 145 promulgated under the Securities Act.

         "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all Holders.

         "SELLING HOLDERS" shall mean each Holder who holds Registrable Securities included in a registration statement under the Securities Act pursuant to this Agreement.

         2.       REQUESTED REGISTRATION.

                  (a) REQUEST FOR REGISTRATION. In case the Company shall receive from an Initiating Holder a written request that the Company effect a registration or qualification with respect to a public offering of shares of then outstanding Registrable Securities (a "REGISTRATION NOTICE"), the Company will as soon as practicable, use its best efforts to effect such registration or qualification (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such Registration Notice. Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any such registration or qualification pursuant to this SECTION 2(a):

                      (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration or qualification unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                      (ii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company to be sold by the Company (other than a registration of securities in a Rule 145 Transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                      (iii) after the Company has effected one registration at the request of the Holders pursuant to this SECTION 2(a) (in the aggregate for all Holders), only if a registration statement covering all Registrable Securities requested by the Initiating Holder to be registered pursuant to this
SECTION 2(a) shall have become effective and, if the method of disposition is a


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firm commitment underwritten public offering, all such Registrable Securities shall have been sold pursuant thereto;

                      (iv) if any firm of counsel representing the Company in connection with any such registration shall advise the Company and the Holders in writing that in their opinion the registration under the Securities Act contemplated hereby is not necessary to permit the sale in the intended method of disposition by the Holders, of the Registrable Securities in a transaction constituting a public offering within the meaning of the Securities Act, then the Company shall not be required to take any action with respect to such registration; provided, however, that the provisions of this clause (iv) shall not apply if the Holder reasonably determines that the Company's failure to take any action with respect to such registration could result in a sale of such Registrable Securities under terms and conditions less favorable to Holder than if the Registrable Securities were registered as provided herein, or if such failure to register the Registrable Securities could delay the sale of the Registrable Securities by the Holder.

                      (v) if the Company shall furnish to the Initiating Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future or that a delay is necessary to avoid the disclosure of material non-public information concerning the Company or its Subsidiaries, then the Company's obligation to use its best efforts to register or qualify under this
SECTION 2(a) shall be deferred for a period not to exceed ninety (90) days from the date of receipt of the Registration Notice, PROVIDED, HOWEVER, that the Company shall not utilize this right more than twice in any twelve (12) month period; or

Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, and in any event within sixty (60) days after receipt of the Registration Notice. The registration statement filed pursuant to the request of the Initiating Holder may, subject to the provisions of Section 2(c) below, include other securities of the Company, which may be held by Other Holders.




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         (b)      COMPANY'S RIGHT TO PURCHASE.

                  (i) If, within ten (10) business days following the receipt by the Company of a Registration Notice, the Company notifies the Holders of its good faith intention to purchase such Registrable Securities in accordance with the terms of this SECTION 2(b) and the Company notifies the Holders that the Company reasonably believes that the Agent will unconditionally consent in writing to the Company's purchase of such Registrable Securities, then the Company's obligations to use its best efforts to register or qualify under
SECTION 2(A) shall be deferred for a period not to exceed ten (10) business days following the receipt by the Holders of the Company's notice of its intent to purchase such Registrable Securities along with a copy of the Agent's unconditional written consent to the Company purchasing such Registrable Securities, unless the Company delivers an Acceptance Notice (as defined in clause (ii) below) to the Holders along with a copy of the Agent's unconditional written consent to the Company purchasing such Registrable Securities, in which case the Company's obligations shall be deferred for a period not to exceed thirty (30) days following the receipt by the Holders of the Acceptance Notice.

                  (ii) A Holder's request for registration pursuant to SECTION 2(a) shall be an offer by such Holder (the "OFFER") to sell to the Company all Warrant Shares proposed to be included in such registration by such Holder for a cash purchase price equal to the product of (A) the average of the Quoted Prices for the Common Stock for the thirty (30) consecutive trading days commencing forty-five (45) trading days prior to such Registration Notice multiplied by (B) the number of Warrant Shares offered to the Company by such Holder. After receipt by the Company of a Registration Notice pursuant to SECTION 2(a), the Company shall have ten (10) business days to give written notice of its intention to accept or reject the Offer and agree to purchase all, but not less than all, Warrant Shares proposed to be included in such registration. Failure to respond within such 10-day period shall be deemed notice of rejection. In the event that the Company notifies the Holders of its intention to accept such Offer (the "ACCEPTANCE NOTICE"), then the Acceptance Notice, taken in conjunction with the Offer, shall constitute a valid and legally binding purchase and sale agreement, and payment in cash for such Warrant Shares shall be made by the Company within thirty (30) days following the receipt by the Holders of the Acceptance Notice. If the Company rejects or is deemed to reject the Offer (or if the Company did not in good faith intend to accept the Offer), the Company will expeditiously prepare and file a registration statement with respect to, and use its best efforts to effect the registration of, the Registrable Securities requested to be registered pursuant to SECTION 2(A).

                  (iii) If the Company gives an Acceptance Notice, it shall promptly notify each Holder that elected to participate in the Registration Notice, and the Company shall have no obligation to register the shares of Registrable Securities as to which the election to participate was made until subsequently obligated to do so under SECTION 2 or 3.

         (c) UNDERWRITING. If the Initiating Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2(a). If Other Holders having registration rights with the



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Company request inclusion in any such registration, the Selling Holders shall offer to include the securities of such Other Holders in the underwriting subject to the applicable provisions of this Section 2. The Selling Holders and the Company shall (together with all Other Holders proposing to distribute their securities through such underwriting) enter into underwriting and related agreements in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company. Such underwriting agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 7 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 6 hereof, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Selling Holders. The Company shall reasonably cooperate with the Selling Holders and the underwriters in connection with any underwritten offering. Notwithstanding any other provision of this
Section 2(c), if the representative advises the Selling Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by Other Holders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such securities, still further reductions are still required, the number of shares included in the registration by each Selling Holder shall be allocated ratably among them (based on the number of shares held by such Selling Holder), by such minimum number of shares as is necessary to comply with such request; provided, that there shall be no reduction in the number of shares included in the registration by any Selling Holder until all shares of Other Holders have been excluded from such registration. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holder. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such registration if the managing underwriter of such proposed underwritten offering so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

         3.       COMPANY REGISTRATION.

                  (a) NOTICE OF REGISTRATION. If at any time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders (including, without limitation, pursuant to SECTION 2), other than (i) a registration relating solely to employee benefit plans, (ii) pursuant to a registration statement on Form S-4, or any successor to such Form or (iii) a registration relating solely



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to a Rule 145 Transaction or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                  (i) give prompt (and in any event within twenty business (20) days before the anticipated filing date of the related registration statement) written notice thereof to each Holder indicating the proposed offering price and describing the plan of distribution; and

                  (ii) include in such registration (and any related qualification under blue sky laws) and, at the request of any Holder, in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within ten (10) business days after the giving of the written notice from the Company described in clause (i) above, except as set forth in Section 3(b) below. Such written request by a Holder shall specify the amount of Registrable Securities intended to be disposed of by a Holder and may specify all or a part of the Holders' Registrable Securities.

No registration of Registrable Securities effected under this SECTION 3(a) shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to SECTION 2(a).

         (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to SECTION 3(A)(I). In such event the right of any Holder to registration pursuant to this SECTION 3(B) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided in this
SECTION 3(B). All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the Other Holders, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. The Company shall use its reasonable best efforts to cause the managing underwriter of such proposed underwritten offering to permit the Registrable Securities proposed to be included in such registration to be included in the registration statement for such offering on the same terms and conditions as any similar securities of the Company included therein, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction. Notwithstanding any other provision of this SECTION 3, the Company shall be entitled to include in the registration all of the shares which the Company desires to sell for its own account, and if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be included in such registration. The Company shall so advise all Selling Holders and Other Holders, and the number of shares that may be included in the registration and underwriting by all Selling Holders and Other Holders (the "Includable Securities") shall be allocated pro rata among them, as nearly as practicable, as follows: FIRST, Includable Securities shall be allocated among



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the Other Holders, if any, exercising their demand registration rights; SECOND, the Holders and Other Holders exercising "piggy back" registration rights; and THIRD, the remainder of the Includable Securities to the remaining Other Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Other Holder to the nearest one hundred (100) shares. If any Holder or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting also shall be withdrawn from such registration, and shall not be transferred prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right for any reason to terminate or withdraw any registration initiated by it under this SECTION 3 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration and thereafter the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such equity securities.

         4. LIMITATIONS ON REGISTRATION RIGHTS OF OTHERS. Except as set forth on Schedule 4 attached hereto, the Company represents and warrants that, except pursuant to this Agreement, it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. The Company also covenants and agrees that, from and after the date hereof, the Company will not, without the prior written consent of holders of a majority of the then outstanding Warrant Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that allows such holder or prospective holder of any securities of the Company to include such securities in any registration filed under SECTION 2 hereof, unless the rights granted under the terms of such agreement are expressly subject to the rights of registration granted to the Holders pursuant to SECTION 2 hereof.

         5.       EXPENSES OF REGISTRATION.

                  (a) REGISTRATION EXPENSES. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to SECTIONS 2 and 3. In the event the Initiating Holder withdraws a Registration Notice or abandons a registration statement, then all Registration Expenses in respect of such Registration Notice shall be borne, at the Initiating Holders' option, either by the Initiating Holders or by the Company (in which case, if borne by the Company, such withdrawn or abandoned registration shall be deemed to be an effective registration for purposes of SECTION 2(A)(III)).

                  (b) SELLING EXPENSES. All Selling Expenses relating to securities registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered.

         6. REGISTRATION AND QUALIFICATION. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable



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Securities pursuant to SECTION 2, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as promptly as is practicable:

                  (a) before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the counsel of the Selling Holders copies of all documents proposed to be filed, which documents will be made available on a timely basis, for review by such counsel to the Holders;

                  (b) prepare and file with the Commission, as soon as practicable, and use its best efforts to cause to become effective, a registration statement under the Securities Act relating to the Registrable Securities to be offered on such form under the Securities Act as the Initiating Holder or, if not filed pursuant to SECTION 2 hereof, the Company, determines, and for which the Company then qualifies;

                  (c) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for a period of one hundred eighty (180) days or until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement, whichever first occurs.

                  (d) furnish to the Selling Holders and to any underwriter of Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Selling Holders or such underwriter may reasonably request, and, if requested, a copy of any and all transmittal letters or other correspondence to, or received from, the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

                  (e) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment;

                  (f) if requested by a Selling Holder, (i) use its reasonable best efforts to furnish to each Selling Holder and to any underwriter an opinion of counsel for the Company addressed to each Selling Holder and underwriter and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), (ii) use its reasonable best efforts to furnish to each Selling Holder a "cold comfort" or "special procedures" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the Company's financial statements included in such registration



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statement, (iii) make such representations and warranties to the Selling Holders and, in connection with any underwritten offering, to the underwriters, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants letters delivered to underwriters and in underwriting agreements in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

                  (g) immediately notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration hereunder is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of a Selling Holder, prepare and furnish to such Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                  (h) use its reasonable best efforts to cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed, and to pay all fees and expenses in connection therewith;

                  (i) upon the transfer of shares by a Selling Holder in connection with a registration hereunder (other than to an "affiliate" of the Company as such term is defined in Rule 144(a)), furnish unlegended certificates representing ownership of the Registrable Securities in such denominations as shall be requested by the Selling Holders or the underwriters;

                  (j) subject to Section 2(a)(v), promptly notify the Selling Holders and the managing underwriter, if any, and if requested by any such Person, confirm such advice in writing,

                           (i)      of the issuance by the Commission of any
stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose,



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                  (ii)     of the Company's becoming aware at any time that the
representations and warranties of the Company contemplated by SECTION 6(F)(III) above have ceased to be true and correct, and

                  (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

         (k) if reasonably requested by the managing underwriter, if any, or a majority in interest of the Registrable Securities being sold in connection with an underwritten offering, promptly include in a prospectus supplement or post-effective amendment to such registration statement such information as the managing underwriter or such majority in interest of the Registrable Securities being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters and any other terms of the underwritten (or best-efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment to such registration statement as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment to such registration statement;

         (l) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or reasonably cooperate with the Selling Holders, the managing underwriter, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Selling Holder or managing underwriter reasonably requests or as may be required by the Securities Act or applicable rule or regulations thereunder, and do any and all other facts or things necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction;

         (m) reasonably cooperate and assist in any filings required to be made with the NASD and any performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" as required to be retained in accordance with the rules and regulations of the NASD); and

         (n) otherwise use its reasonable best efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission and all applicable state blue sky and other securities laws, rules and regulations.

         7.       INDEMNIFICATION.

                  (a) BY THE COMPANY. The Company will indemnify each Holder, each of its officers and directors, partners, employees, Affiliates and agents, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration or qualification has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained (or incorporated by reference) in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration or qualification, and the Company will reimburse each such Holder, each of its officers, directors, partners, employees, Affiliates and agents, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to any such Holder, controlling person or underwriter in any such case to the extent that any such expense claim, loss, damage, liability or action arises out of or is based on any untrue statement or omission, or alleged untrue statement or omission, made or incorporated by reference in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter for use therein. If the Holders are represented by counsel other than counsel for the Company, the Company will not be obligated under this SECTION 7(a) to reimburse legal fees and expenses of more than one separate counsel for the Holders.

                  (b) BY HOLDERS. Each Selling Holder will indemnify the Company, each of its directors, officers, employees, Affiliates and agents, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Selling Holder and Other Holder, each of its officers, directors, partners, employees, Affiliates and agents and each person controlling such Selling Holders and Other Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained (or incorporated by reference) in any such registration statement, prospectus, offering circular or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Selling Holders, such Other Holders, such directors, officers, partners, employees, Affiliates and agents, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made (or incorporated by reference) in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder for use therein. Notwithstanding the foregoing, the liability of each Selling Holder under this subsection (b) shall be limited in an amount equal to the gross proceeds of the shares sold by such Selling Holder.

                  (c) PROCEDURE FOR INDEMNIFICATION. Each party entitled to indemnification under paragraph (a) or (b) of this SECTION 7 (the "INDEMNIFIED PARTY") shall, promptly after such Indemnified Party has knowledge of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, notify the party required to provide indemnification (the "INDEMNIFYING PARTY") in writing of the claim or the commencement thereof; provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party pursuant to the provisions of this SECTION 7, unless the Indemnifying Party was materially prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under this SECTION 7 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation prior to assumption; provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, counsel to the Indemnifying Party shall not represent it) if (i) upon the written advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party will not have the right to assume the defense of such claim or action on behalf of such Indemnified Party), or (ii) in the event the Indemnifying Party has not assumed the defense thereof within thirty (30) days of receipt of notice of such claim or commencement of action, in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party (and, in the event the Holders are an Indemnified Party, the Indemnifying Party shall, in such event, pay for one separate counsel for the Holders). If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld or delayed. If the Indemnifying Party so assumes the defense thereof (and by so assuming shall be solely responsible for liabilities relating to such claim or action, and shall release the Indemnified Party from such liabilities to the extent permitted by law, except to the extent the Indemnified Party is not entitled to be indemnified pursuant to this SECTION 7), it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party which shall not be unreasonably withheld or delayed. No Indemnifying Party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or action. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation recurring therefrom.

                  (d) CONTRIBUTION. If the indemnification provided for in this SECTION 7 shall for any reason be unavailable to an Indemnified Party in respect of any loss, claim, damage or liability, or any action in respect thereof, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of each Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any Indemnified Party's stock ownership in the Company. In no event, however, shall a Holder of Registrable Securities be required to contribute in excess of the amount of the gross proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referenced in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) NON-SECURITIES ACT CLAIMS. Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this SECTION 7 (with appropriate modifications) shall be given by the Company and each Selling Holder with respect to any required registration or other qualification of Registrable Securities pursuant to this Agreement under any federal or state law or regulation or governmental authority other than the Securities Act.

         8. INFORMATION BY HOLDER. Selling Holders shall furnish to the Company such information regarding such Holders and the distribution proposed by such Holder as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referenced in this Agreement.

         9. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission, which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act;

                  (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) so long as there are outstanding any Registrable Securities, furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the Company's first Qualified Public Offering), and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         10. TRANSFER OF REGISTRATION RIGHTS. The registration rights of any Holder under SECTION 2 AND 3 of this Agreement may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws; (b) such transfer is effected in compliance with the restrictions on transfer contained in the Warrant Agreement and (c) such transferee shall be bound by all obligations and limitations of this Agreement.

         11. STANDOFF AGREEMENT. Each Holder agrees that if, in connection with a secondary offering of the Company's securities after the date hereof, the Company or the underwriters managing the offering so request, the Holders shall not offer, sell, make any short sale of, pledge, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in such registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or the underwriters, provided that each member of the Controlling Shareholder Group and each officer and director of the Company also agree to such restrictions with respect to all securities of the Company held by such Person.

         12.      MISCELLANEOUS.

                  (a) SURVIVAL. The respective indemnities, representations and warranties of the Holders and the Company shall survive any termination of this Agreement or of the Holders' rights hereunder.

                  (b) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the conflicts of law principles thereof.

                  (c) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities; PROVIDED, HOWEVER, no such waiver shall be construed to effect a continuing waiver of the provision being waived and no such waiver shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed to require full compliance with such provision in all other instances or for all other purposes, unless such waiver by its own terms explicitly provides to the contrary. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities for which such securities are exercisable or into which such securities are convertible), each future holder of all such securities and the Company.

                  (d) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (e) NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier) and shall be effective (a) if given by mail, three (3) days after having been deposited in the mail, postage prepaid, (b) if given by reputable overnight courier service, one (1) day after having been delivered to such overnight delivery service, or (c) if given by telecopier, when the sender receives written confirmation from its telecopier that the transmission was successful. Notices hereunder shall be mailed or telecopied as follows:

         If to the Company:

                  Ramsay Youth Services, Inc.
                  One Alhambra Plaza, Suite 750
                  Coral Gables, Florida 33134
                  Attention:  Marcio C. Cabrera
                  Telecopy Number:  (305) 569-4647
                  Telephone Number: (305) 569-4562

         with a copy to:

                  Torys
                  237 Park Avenue
                  New York, New York 10017
                  Attention:  Joseph J. Romagnoli, Esq.
                  Telecopy Number:  (212) 682-0200
                  Telephone Number: (212) 880-6000

         If to SunTrust:

                  SunTrust Banks, Inc.
                  303 Peachtree Street, Suite 2400
                  Atlanta, Georgia  30308
                  Attention: Mr. Robert L. Dudiak
                  Telecopy Number:  (404) 827-6514
                  Telephone Number: (404) 588-8735

         with a copy to:

                  King & Spalding
                  191 Peachtree Street
                  Atlanta, Georgia  30303
                  Attention: Hector E. Llorens, Jr., Esq.
                  Telecopy Number: (404) 572-5145
                  Telephone Number: (404) 572-4753

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this
SECTION 12(E).

                  (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any of which need not contain the signatures of more than one party, but all such counterparts then together shall constitute one and the same agreement.

                  (g) DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                  (h) SPECIFIC PERFORMANCE. The Company recognizes that the rights of the Holders under this Agreement are unique and, accordingly, the Holders shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the Holders that may exist apart from this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          COMPANY:

                                          RAMSAY YOUTH SERVICES, INC.

                                          By: ______________________________
                                                 Marcio C. Cabrera
                                                 Executive Vice President


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                           PURCHASER:

                                           SUNTRUST BANKS, INC.

                                           By: ______________________________
                                                  Robert L. Dudiak
                                                  Group Vice President


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]